UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 21, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422              11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation)                      Number)               Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

N/A (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

On November 21, 2005, Standard Microsystems Corporation ("SMSC" or the "Corporation") entered into an Indemnity Agreement (each an "Agreement") with each of the following directors and officers of SMSC (collectively the "Indemnitees"):


Steven J. Bilodeau, Chairman, CEO and President
Robert M. Brill, Director
Andrew M. Caggia, Senior Vice President and Director
Timothy P. Craig, Director
Peter F. Dicks, Director
James A. Donahue, Director
Ivan T. Frisch, Director
Eric M. Nowling, Vice President, Controller, and Chief Accounting Officer Walter Siegel, Vice President and General Counsel
David S. Smith, Senior Vice President and Chief Financial Officer

The Agreement describes the substantive and procedural rights of the above individuals to seek indemnity from the Corporation in the event any of them is or will be involved as a party or otherwise to a legal proceeding because any of them is or was a director or officer of SMSC. The Agreement generally provides that the Indemnitees will be indemnified to the fullest extent permitted by applicable law. The Agreement generally excludes from its indemnification provisions proceedings initiated against SMSC by the Indemnitee. The Agreements were authorized by the Board of Directors in order to enable SMSC to attract and retain qualified individuals as directors and officers. Prior to the execution of these Agreements, SMSC was obligated to indemnify officers and directors pursuant to its by-laws.

The description of the Agreement is qualified in its entirety by the full text of the form of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference as if fully set forth herein.


Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

10.1* - Indemnity Agreement dated November 21, 2005.

* Indicates a management contract or compensatory plan or arrangement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  November 23, 2005                      By: /s/ David S. Smith
                                              ---------------------------------
                                                      (Senior Vice President and
                                                      Chief Financial Officer)




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                                  Exhibit Index

Exhibit No.     Description

10.1* - Indemnity Agreement dated November 21, 2005.




* Indicates a management contract or compensatory plan or arrangement.